SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HEDGEPATH PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEDGEPATH PHARMACEUTICALS, INC.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

November 13, 2017

To the Stockholders of HedgePath Pharmaceuticals, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Meeting”) of HedgePath Pharmaceuticals, Inc. (the “Company”) to be held at 1:00 p.m. on Monday, December 18, 2017 at the corporate offices of the Company, to consider and vote upon the following proposals:

1.	To elect E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin (each presently serving on the Board) as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the company’s named executive officers; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on October 20, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,
/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and Chief Executive Officer

IMPORTANT NOTICES TO READERS

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED MARCH 31, 2017, JUNE 30, 2017 AND SEPTEMBER 30, 2017 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.HEDGEPATHPHARMA.COM/NEWS--INFORMATION OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

HEDGEPATH PHARMACEUTICALS, INC.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 18, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of HedgePath Pharmaceuticals, Inc. (the “Company”) for use at the 2017 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 1:00 p.m. on Monday, December 18, 2017 at the corporate offices of the Company, for the following purposes:

1.	To elect E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin (each presently serving on the Board) as directors (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the company’s named executive officers; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the election of each of the Director Nominees, “FOR” the approval of compensation to our named executive officers, and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Stockholders of record of our common stock at the close of business on October 20, 2017 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote by completing, dating, signing and returning the enclosed proxy card. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting. You may also have access to the materials for the Meeting by visiting the website: http://www.hedgepathpharma.com/news--information/.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about November 17, 2017.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 18, 2017: This Proxy Statement and our form of proxy card along with our Annual Report on Form 10-K for the year ended December 31, 2016, is available at: http://www.hedgepathpharma.com/news--information or at the SEC’s website at http://www.sec.gov.

PROXY STATEMENT

HEDGEPATH PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 1:00 p.m. on Monday, December 18, 2017

at 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has delivered these materials to you by mail in connection with the Company’s solicitation of proxies for use at the 2017 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. on Monday, December 18, 2017, at the Company’s corporate offices at 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about November 17, 2017. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to HedgePath Pharmaceuticals, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Meeting;

•	A proxy card or a voting instruction card; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”), on October 20, 2017 (the “Record Date”) may attend and vote at the Meeting. There were 369,599,266 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 25 of this Proxy Statement.

Readers are advised that as of the Record Date, Mayne Pharma Ventures Pty Ltd. (“Mayne Pharma”), our manufacturing partner and majority stockholder, holds 53.4% of the outstanding Common Stock and therefore can approve or reject on its own each of the matters brought before the Meeting. We are conducting the Meeting, however, to be in full compliance with the rules and policies of the OTCQX Marketplace, where the Common Stock is listed for quotation.

What is the proxy card?

The proxy card enables you to appoint Nicholas J. Virca, our President and Chief Executive Officer, and Garrison J. Hasara, our Chief Financial Officer and Treasurer, as your representatives at the Meeting. By completing and returning the proxy card as described herein, you are authorizing Messrs. Virca and Hasara to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.	To elect E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin as directors (each currently serving as members of the Board) to serve on the Board for a one-year term that expires at the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the company’s named executive officers; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends a vote “FOR” the election of each of the Director Nominees, “FOR” the approval of compensation to our named executive officers, and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. Additionally, you may vote by proxy by filling out the proxy card included in the proxy materials and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy. Additionally, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What happens if I return a signed proxy card to the Company but do not provide voting instructions?

If you return a signed proxy card, but do not provide voting instructions, your shares will be voted “FOR” the election of each of the Director Nominees, “FOR” the approval of compensation to our named executive officers, “THREE YEARS” on the frequency of future advisory votes on executive compensation, and according to the best judgment of either Mr. Virca or Mr. Hasara if a proposal comes up for a vote at the Meeting that is not on the proxy card.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to James A. McNulty, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the Director Nominees, your vote may be “WITHHELD” with respect to one or more of the Director Nominees or you may “ABSTAIN.” If you elect to “ABSTAIN” the abstention does not count in the determination of the Director Nominees who received the majority of the votes cast.

With respect to the stockholder advisory vote on executive compensation, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

With respect to the advisory vote on the frequency of holding future stockholder advisory votes regarding compensation awarded to named executive officers, you may vote “3 YEARS,” “2 YEARS,” “1 YEAR,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

What is the voting requirement to approve each of the proposals?

In the election of directors, each Director Nominee will be elected by the majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Meeting.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Meeting.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Meeting are “non-routine.” In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting.

Abstentions are considered votes cast and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Meeting, except the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers. Abstentions will have no effect on the outcome of that proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, James A. McNulty, at (813) 864-2559 or by sending a letter to Mr. McNulty at the offices of the Company at 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of HedgePath Pharmaceuticals, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 18, 2017, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about November 17, 2017. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

The Meeting will be held on at 1:00 p.m. on Monday, December 18, 2017, at the Company’s corporate offices at 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To elect E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin (each currently serving as members of the Board) as directors to serve on the Board for a one-year term that expires at the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the company’s named executive officers; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration, our Board unanimously recommends a vote “FOR” the election of each of the Director Nominees, “FOR” the approval of compensation to our named executive officers, and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Record Date and Voting Power

Our Board fixed the close of business on October 20, 2017, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 369,599,266 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 369,599,266 votes may be cast at this Meeting. As of the Record Date, Mayne Pharma holds 53.4% of the outstanding Common Stock and therefore can approve or reject on its own each of the matters brought before the Meeting. We are conducting the Meeting, however, to be in full compliance with the rules and policies of the OTCQX Marketplace, where the Common Stock is listed for quotation.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, each Director Nominee will be elected by the majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Meeting. If you elect to “abstain” the abstention does not count in the determination of the Director Nominees who received the majority of the votes cast.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Meeting. If you elect to “abstain,” the abstention has the same effect as a vote “against.”

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. If you elect to “abstain,” the abstention does not count in the determination of which alternative receives the highest number of votes cast

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting.

Voting

If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. You also may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy. You also may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our corporate Secretary, James A. McNulty, at (813) 864-2559 or by sending a letter to Mr. McNulty at the offices of the Company at 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606. The Company’s telephone number at such address is (813) 864-2555.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2018 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

Each of the Director Nominees is a sitting member of the Board. We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications; Board Designations

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Mayne Pharma, our manufacturing partner and majority stockholder, has the right to designate one director to our Board and to designate a second director if the size of the Board is increased to seven directors until the earlier to occur of: (i) the date that our Amended and Restated Supply and License Agreement, as amended (the “Supply and License Agreement”), with Mayne Pharma is terminated or expires or (ii) the date on which Mayne Pharma ceases to own ten percent (10%) or more of our issued and outstanding Common Stock on a fully diluted basis. Stefan J. Cross is the director appointed by Mayne Pharma.

Director Nominees

Our Board currently consists of five directors, E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin. At the Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. Our Nominating and Corporate Governance Committee has nominated each of our current directors for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

E. Brendan Magrab, age 52, is currently the Chairman of the Board and a director of our Company. He has served as the President and CEO of Transpharmative Advisors, LLC since March 2013. Mr. Magrab has more than 20 years of experience in pharmaceutical development and marketing, including formulation development, clinical development, regulatory affairs, government affairs, marketing, managed care, legal and patents. Previously, from June 2012 to February 2013, he served as the President and CEO of URL Pharma, which was sold to Sun Pharmaceuticals in 2013. From October 2004 to June 2012, he held various positions of increasing responsibility at URL Pharma, including General Counsel and Executive Vice President of Commercial Operations. Prior to joining URL Pharma, from August 2000 to September 2004, Mr. Magrab served as Vice President of Intellectual Property at Alpharma, Inc. Prior to joining Alpharma, Inc., he served as an associate at a Washington D.C law firm, as a law clerk for the U.S. Court of Appeals for the Federal Circuit, and as a Patent Examiner at the U.S. Patent and Trademark Office. Mr. Magrab received his Bachelor’s Degree in Biochemistry and Art History from the University of Virginia and his Juris Doctor from Georgetown University Law Center. Mr. Magrab is qualified to serve on our Board because of his extensive business experience in the pharmaceutical industry.

W. Mark Watson, CPA, age 67, is currently a director of our Company and Chairman of the Audit Committee. Mr. Watson is a Certified Public Accountant with over 40 years of experience in public accounting and auditing, having spent his entire career from January 1973 to June 2013 at Deloitte Touche Tohmatsu and its predecessor, most recently as Central Florida Marketplace Leader. Among other industries, he has a particular expertise in the health and life sciences sector, having played a significant role in the development of Deloitte’s audit approach for health and life sciences companies and leading its national healthcare regulatory and compliance practice. He has served as lead audit partner and advisory partner on the accounts of many public companies ranging from middle market firms to Fortune 500 enterprises. Mr. Watson is a member of American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Watson is qualified to serve on our Board due to his expertise in public accounting and his experience with pharmaceutical companies. He received his undergraduate degree in Accounting from Marquette University.

Stefan J. Cross, age 44, is a director of our Company and the appointee of Mayne Pharma to our Board. Mr. Cross is currently serving as Chief Commercial Officer of Mayne Pharma Group Limited (ASX:MYX). Previously, Mr. Cross served as the President of the U.S. subsidiaries of Mayne Pharma Group Limited from November 2013 to January 2017. Mr. Cross has more than 20 years of experience in the pharmaceutical industry. He served since 2012 as the Vice President, Business and Corporate Development of Mayne Pharma’s non-U.S. operations, where he was responsible for all in-licensing and out-licensing programs and research and development partnerships. Prior to joining Mayne Pharma, Mr. Cross was, from 2007 to 2012, Head of Marketing (Asia Pacific) for Hospira Inc., a leading global provider of pharmaceuticals and medical devices, where he was responsible for expansion of the new product portfolio and on-market product growth across all markets in the region. Prior to Hospira, Mr. Cross spent most of the period from 1991 to 2007 working in the pharmaceutical sector in the areas of strategy, business development/mergers and acquisitions, sales and marketing, human resources, finance and information technology. Mr. Cross is qualified to serve on our Board because of his extensive business experience in the pharmaceutical industry. Mr. Cross holds a Masters in Business in Administration from Swinburne University of Technology, Australia, and a degree in Business Information Systems from the University of South Australia.

Dr. R. Dana Ono, age 64, is a director of our company and Chairman of the Compensation Committee. Dr. Ono is a co-founder of, and since 2000 has been associated with, the VIMAC Milestone Medica Fund LP, a Boston-based early-stage life sciences fund co-sponsored by VIMAC Ventures LLC and RBC Technology Ventures, Inc. Dr. Ono has over 30 years of experience in managing public and private life science companies, including, from 1995 to 2000, serving as President and Chief Executive Officer of IntraImmune Therapies, Inc., which was sold to Abgenix, Inc. in 2000. Presently, Dr. Ono is an executive-in-residence at several universities in the United States advising their licensing offices in spin-outs and new company formation from promising technologies. Throughout his career, he has been engaged in the strategic planning, product management, technology acquisition, and commercial development of life science start-ups and has been involved in a number of pioneering milestones in biotechnology. He has founded several biotech companies in the U.S., including in the areas of drug discovery and development, nutraceuticals and cosmeceuticals. He is a founding director of the Massachusetts Biotechnology Council, Inc. and served on the board of Trustees of the Marine Biological Laboratory in Woods Hole, Massachusetts. Dr. Ono is qualified to serve on our Board because of his medical and business expertise, particularly in the pharmaceutical industry. Dr. Ono received his AB in Earth & Planetary

Sciences from The Johns Hopkins University and his AM and PhD in Biology from Harvard University, where he also completed a program in business administration.

Robert D. Martin, age 69, is a director of our company and Chairman of the Nominating and Governance Committee. Mr. Martin has over 30 years of finance and operations experience. Since 2006, Mr. Martin has been part of The Interlochen Group, LLC, a firm that provides chief financial officer personnel on a contract basis. Among other assignments, he was assigned to serve as Interim Chief Financial Officer of Tandy Brands Accessories Inc. from January 2011 to June 2011. Also, during 2015, he was a consultant/financial advisor to Intezyne Inc, a clinical stage biotechnology company. From 2004 to 2006, Mr. Martin served as President of RDMartin, LTD., a financial consulting firm, and from 2000 to 2004, Mr. Martin served as Senior Vice President and Chief Financial Officer of Russell Corporation, when it was a New York Stock Exchange listed company. Mr. Martin also previously served as divisional Chief Financial Officer of Sunbeam and in various finance roles, including divisional Chief Financial Officer, at Sara Lee Apparel. Mr. Martin earned a Masters of Business Administration from the University of North Carolina, Chapel Hill and a Bachelor’s degree in Industrial Engineering from Georgia Tech. Mr. Martin qualifies for our Board because of his business expertise, particularly with publicly traded companies.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board and we believe that our Director Nominees represents a desirable mix of backgrounds, skills, and experiences.

Required Vote

In the election of directors, each Director Nominee will be elected by the majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Executive Officers as of the Date of this Proxy Statement

Listed below are the names of executive officers of the Company, their ages and positions held an their biographical information as of the Record Date.

Nicholas J. Virca, age 71, has been our President and Chief Executive Officer since August 2013 and has been working on our business opportunity with Hedgepath, LLC since April 2012. From 2008 until April 2012, Mr. Virca served as the Chief Operating Officer for LamdaGen Corporation, a privately held company focused on monitoring assays for biopharmaceutical development and manufacturing applications, as well as high-sensitivity detection for human diagnostic biomarkers, such as oncoproteins related to cervical cancer. From 2005 to 2008, Mr. Virca was Vice President for Global Biotechnology at Pall Life Sciences where he was responsible for growth strategies and programs in the biotechnology arena, including new technology and product initiatives, joint ventures, licensing and acquisitions. He also founded the first Scientific Advisory board for Pall’s Biopharmaceuticals Division. From 1997 to 2004, Mr. Virca was COO, and later CEO and President of Adventrx Pharmaceuticals focusing on anti-cancer drug development in human clinical trials. He was instrumental in transitioning the company from a private corporation to a listing on the American Stock Exchange. Mr. Virca held various marketing and general management positions at Damon Biotech, Promega Corporation, Nicolet Imaging Systems, Ortho Diagnostic Systems, Fisher Scientific, Waters, Ross Laboratories and Pfizer Diagnostics. He previously served on the boards of Adventrx Pharmaceuticals between 2001 and 2004, and Diametrix Detectors between 1991 and 1997. He earned a bachelor’s degree in Biology from

Youngstown State University, is the co-inventor of packaging technology for enzyme research reagents, as well as co-inventor of therapy using itraconazole for treatment of cancer, and is a member of numerous biotechnology organizations for which he has been a speaker and organizer over the last two decades.

Garrison J. Hasara, CPA, age 48, has been our Chief Financial Officer and Treasurer since September 2013. From January 2011 to September 2013, he was the Acting Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of Accentia Biopharmaceuticals, Inc., a biotechnology company focused on discovering, developing and commercializing innovative therapies that address the unmet medical needs of patients by utilizing therapeutic clinical products. He also served as Accentia’s Controller, a position that he held since June 2005. From November 2003 to June 2005, Mr. Hasara served as Accentia’s Compliance Specialist. Prior to that time, from 2000 to 2003, Mr. Hasara was the Chief Financial Officer of Automotive Service Centers, Inc., a franchisee of Midas, Inc. In addition, from 1996 to 1999, Mr. Hasara served in various accounting roles at KForce Inc., a publicly traded staffing services company. Mr. Hasara has been a licensed Certified Public Accountant since 1993 and received his B.S. from the University of South Florida in 1991.

There are no family relationships between any of our directors or executive officers.

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding relating to an alleged violation of the federal or state securities, commodities, banking or insurance laws or regulations or any settlement thereof or involvement in mail or wire fraud in connection with any business entity not subsequently reversed, suspended or vacated and (6) being subject of, or a party to, any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Board Committees and Director Independence

Director Independence

Of our current directors, we have determined that Robert D. Martin, Dr. R. Dana Ono, and W. Mark Watson are “independent” as defined by NASDAQ Stock Market rules. Accordingly, a majority of our Board is “independent.”

Board Committees

Our Board has established three standing committees – Audit, Compensation, and Nominating and Corporate Governance. All standing committees operate under a charter that has been approved by our Board. A current copy of each committee charter is available to stockholders on the Company’s website at http://http://www.hedgepathpharma.com/corporate-governance.

Audit Committee

Our Board has an Audit Committee which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules, composed of

W. Mark Watson, Robert D. Martin and Dr. R. Dana Ono. All members are independent directors as defined in accordance with Rule 10A-3 of the Exchange Act and the rules of the NASDAQ Stock Market. Mr. Watson serves as chairman of the committee. The Board has determined that Mr. Watson is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

Audit Committee Report

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors. The Audit Committee discussed with the Company’s auditor, Cherry Bekaert LLP (the “Auditor”) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion. Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2016, for filing with the SEC.

Members of the Audit Committee. W. Mark Watson, Robert D. Martin and Dr. R. Dana Ono.

Compensation Committee

Our Board also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and assists the Board in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and is composed of three members: Dr. R. Dana Ono, W. Mark Watson, and Robert D. Martin. Dr. Ono serves as chairman of this committee. All members are independent in accordance with rules of the NASDAQ Stock Market.

Nominating and Corporate Governance Committee

Our Board has a Nominating and Corporate Governance Committee composed of Robert D. Martin, Dr. R. Dana Ono, and W. Mark Watson. Mr. Martin serves as the chairman of the committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. The Nominating and Corporate Governance Committee has a charter which is reviewed annually. All members are independent directors in accordance with the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders.

The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o Robert D. Martin, HedgePath Pharmaceuticals, Inc., 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606. The Nominating and Corporate Governance Committee has established nomination criteria by which Board candidates are to be evaluated. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria. During 2016, we did not pay any fees to any third parties to assist in the identification of nominees. During 2016, we did not receive any director nominee suggestions from stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of five directors. The Board has not appointed a lead independent director. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that a lead independent director is not necessary at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were 8 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2016. Each of our directors attended at least 88% of the aggregate number of meetings of the Board that they were eligible to attend.

There were 4 meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2016. Each of the committee members attended all of the meetings of the Audit Committee.

There were 2 meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2016. Each of the committee members attended all of the meetings of the Compensation Committee.

There was 1 meeting, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2016. Each of the committee members attended all of the meetings of the Nominating Committee.

We did not have a 2016 annual meeting of stockholders as action was taken by written consent of our then majority stockholders as permitted under Delaware law.

Code of Ethics

We have adopted a formal code of ethics that applies to our directors and principal executives and financial officers or persons performing similar functions. A copy of our Code of Ethical Conduct can be found on our website under “Investors” at http://www.hedgepathpharma.com/.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2016, except that:

Mr. Magrab filed one late report on Form 4 reporting the granting by the Company (as approved by the Board) of 65,000 restricted stock units to Mr. Magrab. The Form 4 was filed on July 19, 2017, but was due on May 8, 2017.

Mr. Martin filed one late report on Form 4 reporting the granting by the Company (as approved by the Board) of 60,000 restricted stock units to Mr. Martin. The Form 4 was filed on July 19, 2017, but was due on May 8, 2017.

Certain Relationships and Related Party Transactions

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Mayne Pharma

Second Amended and Restated Supply and License Agreement

Pursuant to our Supply and License Agreement with Mayne Pharma, which was originally entered into on September 3, 2013, amended and restated on June 24, 2014 and May 15, 2015, and most recently amended on November 22, 2016, Mayne Pharma is obligated to: (i) supply us with its patented formulation of SUBA-Itraconazole in a particular dose formulation for the treatment of human patients with cancer via oral administration (with the initial areas of investigation being prostate, lung and skin cancer) in the United States, (ii) provide us with an exclusive license to perform specified development activities and to commercialize SUBA-Itraconazole for the treatment of cancer via oral administration in the United States and (iii) participate in a joint development committee (or the JDC) with us to clinically develop SUBA-Itraconazole for the treatment of cancer in the United States. Mayne Pharma will also provide certain services to us (in accordance with the development plan and budget for our product) including to direct clinical programming (subject to the oversight and approval by the JDC and, in certain circumstances, the Board), and to direct the regulatory approval process and intellectual property strategy related to the product. Any services provided to us by Mayne Pharma in this regard will be provided at Mayne Pharma’s expense (other than third party costs agreed to by us and Mayne Pharma), and such services will be subject to our prior approval. The Supply and License Agreement may be terminated by Mayne Pharma if we fail to achieve regulatory approval to commercialize SUBA-Itraconazole in the U.S. by June 30, 2017 (see below for amendment), if we breach any provision of our Amended and Restated Equity Holders Agreement, as amended (the “Equity Holders Agreement”), or purchase agreements with Mayne Pharma, if we materially breach the Supply and License Agreement and do not cure such breach within a specified time period, or if either party files for bankruptcy or insolvency proceedings.

On June 24, 2014 and again on May 15, 2015, we and Mayne Pharma, along with Nicholas J. Virca, our President and Chief Executive Officer, Frank E. O’Donnell, Jr., M.D., our former Executive Chairman, and Hedgepath, LLC consummated a series of related transactions to fulfill certain conditions of the original Supply and License Agreement and Amended and Restated Supply and License Agreements, respectively. In connection therewith, we and Mayne Pharma entered into the Second Amended and Restated Supply and License Agreement. On November 22, 2016, we entered into Amendment No. 1 to Second Amended and Restated Supply and License Agreement (which we refer to as the Amendment) with Mayne Pharma. The Amendment, which amends that certain Second Amended and Restated Supply and License Agreement, dated May 15, 2015, extends the date on which we must achieve regulatory approval in the U.S. to commercialize SUBA-Itraconazole to December 31, 2018 from June 30, 2017. There were no further changes to the Supply and License Agreement.

Securities Purchase Agreements with Mayne Pharma

On May 15, 2015, we entered into the 2015 Mayne Purchase Agreement pursuant to which we issued to Mayne Pharma (i) 33,333,333 shares of our Common Stock and (ii) a warrant to purchase 33,333,333 shares of our Common Stock. Such warrant has an exercise price of $0.075 per share and may be exercised at any time, from time to time, by Mayne Pharma prior to the expiration on May 15, 2020.

On May 25, 2016, we closed our “best efforts/no minimum” private placement offering to accredited investors of units at a price of $0.10 per unit, with each unit consisting of: (i) one (1) share of our Common Stock, and (ii) a five-year warrant to purchase one (1) share of Common Stock at an exercise price of $0.12 per share.

In connection with the May 2016 offering, and pursuant to an existing right of our license and manufacturing partner and now majority stockholder Mayne Pharma to purchase its pro rata share, on a fully-diluted basis, of new securities (the “Mayne Right of First Refusal”), we entered into a definitive securities purchase agreement (in substantially the same form as the securities purchase agreement executed by other investors in the May 2016 offering) with Mayne Pharma, and in connection therewith issued an aggregate of 27,885,000 units to Mayne Pharma, consisting of an aggregate of 27,885,000 shares of Common Stock and a warrant to purchase up to an aggregate of 27,885,000 shares of Common Stock, for aggregate gross proceeds to us of $2,788,500.

In connection with the May 2016 offering, the Company engaged certain FINRA-member agents to help it secure investors for the Offering (the “Finders Arrangements”). Such agents secured investors for an aggregate of $582,500 for the offering and received commissions equal to an aggregate of $46,600 in cash and warrants (in substantially the form of the warrants issued in the May 2016 offering) to purchase 466,000 shares of Common Stock. Pursuant to the Mayne Right of First Refusal, the Company issued and sold to Mayne Pharma a warrant to purchase 479,236 shares of Common Stock for a purchase price of $47,924 (the “Mayne Finders Warrant”), which constituted Mayne’s pro rata share, on a fully-diluted basis, of all warrants issued in connection with the Finders Arrangements, inclusive of the Mayne Finders Warrant.

Frank E. O’Donnell, Jr., MD1

In December 2016, we entered into a consulting agreement which became effective January 1, 2017 with our former Executive Chairman, Francis E. O’Donnell Jr., MD. Pursuant to the terms of the agreement,

[1]	EGS to consider whether disclosure is still necessary.

Dr. O’Donnell will consult with us regarding various aspects of our clinical development programs. The agreement has a one-year term and may be terminated on 30 days’ notice of breach (with an opportunity to cure).

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth all compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2016 and 2015. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2016.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Nicholas J. Virca	2016	$187,500	$75,000	—	—	—	—	$11,637	(2)	$274,137
President and Chief Executive Officer(1)	2015	$150,000	—	—	—	—	—	$10,009	(2)	$160,009

Garrison J. Hasara, CPA	2016	$176,154	$37,500	—	—	—	—	$16,296	(4)	$229,950
Chief Financial Officer and Treasurer(3)	2015	$135,000	—	—	—	—	—	$13,234	(4)	$148,234

(1)	Nicholas J. Virca was hired as Chief Executive Officer on August 1, 2013.
(2)	Includes: $11,637 and $10,009 of health insurance premiums paid in 2016 and 2015, respectively.
(3)	Garrison J. Hasara was hired as Chief Financial Officer on August 1, 2013.
(4)	Includes: $16,296 and $13,234 of health insurance premiums paid in 2016 and 2015, respectively.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Except as set forth below, we currently have no written employment agreements with any of our officers, directors, or key employees.

Nicholas J. Virca, President and Chief Executive Officer – On June 24, 2014, Nicholas J. Virca entered into an employment agreement with us which was subsequently amended on May 15, 2015 and on February 16, 2017. Pursuant to his employment agreement, Mr. Virca will act as our President and Chief Executive Officer through December 31, 2018. At the end of the term, the agreement will automatically renew for successive one year terms unless prior written notice is received from either party within 60 days prior to the end of the particular term. Mr. Virca originally earned a base salary of $150,000 per year for services rendered which was subsequently increased in June 2016 by the Board to $225,000 per year. Effective beginning on July 1, 2017, Mr. Virca’s salary will increase to $300,000 per year. Mr. Virca has also historically been eligible for a bonus in cash or in kind of up to 50% of his base salary based upon his achievement of certain goals as established by the Board or a committee of the Board and in June 2016, Mr. Virca was awarded and paid a $75,000 bonus. Beginning fiscal year 2017, Mr. Virca will be eligible for a bonus in cash or in kind of up to 75% of his base salary based upon his achievement of certain goals as established by Mr. Virca and approved by the Board or a committee of the Board. In addition, in July 2014, Mr. Virca was awarded 15,041,738 restricted stock units (or RSUs) from the EIP (as hereinafter defined), subsequently approved by our majority stockholders. Such RSUs have vested, and 8,727,519 shares were issued to Mr. Virca on March 8, 2017 after withholding 6,314,219 shares representing payroll taxes due for Mr. Virca.

Mr. Virca’s employment agreement may be terminated with or without cause by us or for or without good reason by Mr. Virca. In the event that the employment agreement is terminated for cause by us or without good reason by Mr. Virca, Mr. Virca is entitled to receive all accrued but unpaid salary and bonus amounts. In the event that the employment agreement is terminated without cause by us or for good reason by Mr. Virca (including following a change of control), Mr. Virca is entitled to all accrued but unpaid salary and bonus amounts plus a cash payment equal to twelve months of Mr. Virca’s base salary. The employment agreement is also terminable upon death and disability and upon the terms as described in the Equity Holders Agreement. Mr. Virca may not compete against us or solicit employees or customers from us for a period of one (1) year after termination of his employment for any reason as described in his employment agreement.

Garrison J. Hasara, Chief Financial Officer and Treasurer – On September 4, 2014, we and Garrison Hasara, our Chief Financial Officer and Treasurer, entered into an employment agreement, which was subsequently amended on February 16, 2017 to memorialize the terms under which Mr. Hasara will continue to serve in such capacity. The employment agreement has a term through December 31, 2018. At the end of the term, the agreement will automatically renew for successive one year terms unless prior written notice is received from either party within 60 days prior to the end of the particular term. For services rendered, Mr. Hasara was originally entitled to cash compensation of $135,000 per year, which increased to $180,000 per year upon closing on our follow-on public offering in May 2016 and increased further to $200,000 per year in June 2016. Effective beginning on July 1, 2017, Mr. Hasara’s salary will increase to $225,000 per year. Mr. Hasara has historically been eligible for an annual bonus in cash or in securities of our company of up to 50% of Mr. Hasara’s annual salary and in June 2016, Mr. Hasara was awarded and paid a bonus of $37,500. Beginning fiscal year 2017, Mr. Hasara will be eligible for a bonus in cash or in kind of up to 75% of his base salary based upon his achievement of certain goals as established by Mr. Hasara and approved by the Board or a committee of the Board. Additionally on September 4, 2014, Mr. Hasara was awarded 7,000,000 RSUs from the EIP, subsequently approved by our majority stockholders. Such RSUs have vested and 4,059,044 shares were issued to Mr. Hasara on March 8, 2017 after withholding 2,940,956 shares representing payroll taxes due for Mr. Hasara.

Mr. Hasara’s employment agreement may be terminated with or without cause by us or for or without good reason by Mr. Hasara. In the event that the employment agreement is terminated for cause by us or without good reason by Mr. Hasara, Mr. Hasara is entitled to receive all accrued but unpaid salary and bonus amounts. In the event that the employment agreement is terminated without cause by us or for good reason by Mr. Hasara (including following a change of control), Mr. Hasara is entitled to all accrued but unpaid salary and bonus amounts plus a cash payment equal to twelve months of Mr. Hasara’s base salary. The employment agreement is also terminable upon death and disability. Mr. Hasara may not compete against us or solicit employees or customers from us for a period of one (1) year after termination of his employment for any reason as described in his employment agreement.

Outstanding equity awards

The following table summarizes outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our named executive officers, as of December 31, 2016:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Nicholas J. Virca	—	—	—	—	—	—	—	15,041,738	(1)	$5,866,278
Garrison J. Hasara, CPA	—	—	—	—	—	—	—	7,000,000	(2)	$2,730,000

(1)	Includes stock awards consisting of RSUs which are rights to acquire shares of our Common Stock. Mr. Virca’s 15,041,738 RSUs vested in November 2016 when Mayne Pharma became our majority stockholder (thus triggering a change of control acceleration of vesting under the EIP (as defined below)), and the underlying shares were issued to Mr. Virca on March 8, 2017, net of shares withheld for payroll taxes due.
(2)	Includes stock awards consisting of RSUs which are rights to acquire shares of our Common Stock. Mr. Hasara’s 7,000,000 RSUs vested in November 2016 when Mayne Pharma became our majority stockholder (thus triggering a change of control acceleration of vesting under the EIP (as defined below)), and the underlying shares were issued to Mr. Hasara on March 8, 2017, net of shares withheld for payroll taxes due.

2014 Equity Incentive Plan

In July 2014, our Board adopted the 2014 Equity Incentive Plan, or the EIP. On September 30, 2014, the EIP was approved by the majority of stockholders pending delivery of required notice to all Company stockholders. The EIP is comprised of 32,583,475 shares of our Common Stock (ranking pari passu with our issued and outstanding Common Stock) to be available in the form of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance awards and other customary equity incentives.

The purpose of our EIP is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The EIP is administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, (a) the persons who are to receive awards, (b) the type or types of awards to be granted to such persons, (c) the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with the awards, (d) the terms and conditions of any awards, (e) whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, other awards or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended, (f) whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award, (g) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the EIP and any instrument or agreement relating to, or award granted under, the EIP, (h) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee deems appropriate for the proper administration of the EIP, (i) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and (j) make any other determination and take any other action that the compensation committee deems necessary or desirable for the administration of the EIP.

The EIP provides that in the event of a change of control event, (i) all of the then outstanding options and stock appreciation rights granted pursuant to the EIP will immediately vest and become immediately exercisable as of a time prior to the change in control, (ii) any performance goal restrictions related to an award will expire as of a time prior to the change in control and (iii) any performance periods that relating to an award which have not yet expired on the date the change in control occurs will end on such date, and the compensation committee will (a) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (b) cause the relevant participant to receive partial or full payment of awards for each such performance period based upon the compensation committee’s determination of the degree of attainment of the performance goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the compensation committee.

In addition, subject to our Equity Holders Agreement, our Board may amend our EIP at any time. However, without stockholder approval, our EIP may not be amended in a manner that would:

•	increase the number of shares that may be issued under our EIP;

•	materially modify the requirements for eligibility for participation in our EIP;

•	materially increase the benefits to participants provided by our EIP; or

•	otherwise disqualify our EIP for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our EIP may not be impaired or affected by any amendment of our EIP, without the consent of the affected grantees.

Option Exercises and Stock Vested

There were no options exercised by the executive officers during the years ended December 31, 2016 or 2015.

All outstanding RSUs vested during the period upon the change in control as a result of Mayne Pharma’s November 2016 warrant exercise, in connection with which Mayne Pharma became our majority stockholder. The shares associated with the vested RSUs were issued on March 8, 2017. The total RSUs issued on March 8, 2017 was 26,541,738, less shares withheld by us for withholding taxes.

Pension Benefits

None of our employees participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our company’s best interest.

Non-qualified Deferred Compensation

None of our employees participate in or have account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified compensation benefits in the future if it determines that doing so is in our company’s best interest.

Compensation of Directors

The following table sets forth all compensation paid to our board members during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Frank E. O’Donnell, Jr., MD(3)	$117,750	(2)	$—	$—		$—	$—	$117,750
Stefan J. Cross	$—		$—	$—		$—	$—	$—
Dr. R. Dana Ono	$21,250		$34,500	$28,800		$—	$—	$84,550
Samuel P. Sears, Jr.(3)	$22,500		$34,500	$28,800		$—	$—	$85,800
W. Mark Watson, CPA	$25,000		$46,000	$38,400		$—	$—	$109,400
E. Brendan Magrab(4)	$1,250		—	—		$—	$—	$1,250
Robert D. Martin(4)	$708		—	—		$—	$—	$708

(1)	Each Director serving on July 1, 2016 that was not the Executive Chairman or the Mayne Pharma appointed board member received 150,000 Restricted Stock Units issued under the EIP which were to vest over 3 years. Mr. Watson received an additional 50,000 Restricted Stock Units with the same vesting terms under the EIP for his role as Chairman of the Audit Committee. In addition, each Director serving on July 1, 2016 that was not the Executive Chairman or the Mayne Pharma appointed board member received 150,000 Common Stock options issued under the EIP which were to vest over 3 years. Mr. Watson received an additional 50,000 Restricted Stock Units with the same vesting terms under the EIP for his role as Chairman of the Audit Committee. Upon Mayne Pharma exercising Common Stock warrants and owning (as a result) more than 50% of our outstanding Common Stock, all outstanding RSUs and stock options vested. The shares related to the vested RSUs were issued on March 8, 2017.
(2)	Compensation for serving as Executive Chairman.
(3)	Served as a member of the Board through December 25, 2016
(4)	Board compensation began on December 26, 2016

PROPOSAL TWO

APPROVAL OF COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for the fiscal year ended December 31, 2016.

The compensation paid to our named executive officers is described on pages 17 to 21 of this proxy statement. Our executive compensation is overseen by the Compensation Committee and reflects our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

•	Attract and retain the best talent;

•	Support our culture of performance; and

•	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Required Vote

You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

RESOLVED, that the stockholders approve the compensation awarded to HedgePath Pharmaceuticals, Inc.’s named executive officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.

Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING RESOLUTION.

PROPOSAL THREE

DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE REGARDING

COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every year, every two years, or every three years, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

OUR BOARD RECOMMENDS A VOTE FOR A FREQUENCY OF ONCE EVERY “THREE YEARS” FOR THE STOCKHOLDER ADVISORY VOTE ON COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 369,599,266 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals for 2018 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606 no later than July 16, 2018.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2018 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2018 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: E. Brendan Magrab. Mr. Magrab will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Such Annual Report includes the Company’s audited financial statements for the 2016 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact James A. McNulty, Secretary of the Company, at 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606.

Principal Stockholders

The following table sets forth certain information with respect to our common stock beneficially owned as of the Record Date by (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and address of beneficial owners	Amount and nature of beneficial ownership of Common Stock	Approximate percentage of outstanding Common Stock(1)
Mayne Pharma Ventures Pty Ltd.(2)	221,010,368	56.2%
Hedgepath, LLC(3)	89,877,638	23.7%
Nicholas J. Virca(4)	8,727,519	2.4%
Garrison J. Hasara, CPA(5)	4,059,044	1.1%
Stefan J. Cross(6)	600,000	*
Dr. R. Dana Ono(7)	603,000	*
W. Mark Watson, CPA(8)	1,753,600	*
E. Brendan Magrab(9)	—	—
Robert D. Martin(10)	—	—
All directors and executive officers as a group (7 persons)	15,743,163	4.3%

*	Less than 1%
(1)	Applicable percentages are based on 369,599,266 shares outstanding as of the Record Date. This table is based upon information supplied by officers, directors, and principal stockholders and Schedule 13G(s) filed with the SEC. Unless indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(2)	Includes 197,506,132 shares of our common stock and warrants to purchase an additional 23,504,236 shares of our common stock. The address for Mayne Pharma Ventures Pty Ltd is Level 14, 474 Flinders Street, Melbourne Vic 3000, Australia.
(3)	Includes 79,627,069 shares of our common stock and a warrant to purchase an additional 10,250,569 shares of our common stock. Our Corporate Secretary, James A. McNulty, CPA, has sole voting and dispositive power over the securities held by Hedgepath, LLC. The address for Hedgepath, LLC is 324 S. Hyde Park Avenue, Suite 350, Tampa, FL 33606.
(4)	Mr. Virca is our Chief Executive Officer and President. Mr. Virca’s address is 449 South 12th Street, Unit 1705, Tampa, FL 33602.
(5)	Mr. Hasara is our Chief Financial Officer and Treasurer. Mr. Hasara’s address is 16904 Melissa Ann Drive, Lutz, FL 33558.
(6)	Mr. Cross is a director of our company. Mr. Cross’ address is c/o Mayne Pharma at Level 1, 99 King Street, Melbourne, Victoria 3000, Australia.

(7)	Dr. Ono is a director of our company. Includes 150,000 vested stock options issued under our 2014 Equity Incentive. Dr. Ono’s address is c/o HedgePath Pharmaceuticals at 324 S. Hyde Park Ave., Suite 350, Tampa, FL 33606.
(8)	Mr. Watson is a director of our company. Includes 200,000 vested stock options issued under our 2014 Equity Incentive. Mr. Watson’s address is c/o HedgePath Pharmaceuticals at 324 S. Hyde Park Ave., Suite 350, Tampa, FL 33606.
(9)	E. Brendan Magrab is the Chairman and a director of our company. Mr. Magrab’s address is c/o HedgePath Pharmaceuticals at 324 S. Hyde Park Ave., Suite 350, Tampa, FL 33606.
(10)	Robert D. Martin is a director of our company. Mr. Martin’s address is c/o HedgePath Pharmaceuticals at 324 S. Hyde Park Ave., Suite 350, Tampa, FL 33606.

ANNUAL MEETING OF STOCKHOLDERS OF

HEDGEPATH PHARMACEUTICALS, INC.

December 18, 2017

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e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.hedgepathpharma.com/news—information

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

∎      20530400000000000000     9                                                         121817

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2, AND “3 YEARS” ON PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of E. Brendan Magrab, W. Mark Watson, Stefan J. Cross, Dr. R. Dana Ono and Robert D. Martin to hold office until the 2018 Annual Meeting of Stockholders or their successors are elected and qualified.

		2. To approve, on a non-binding advisory basis, the compensation of the company’s named executive officers.		FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	○ E. Brendan Magrab ○ W. Mark Watson ○ Stefan J. Cross ○ Dr. R. Dana Ono ○ Robert D. Martin	3. To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the company’s named executive officers.	1 year ☐	2 years ☐	3 years ☐	ABSTAIN ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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HEDGEPATH PHARMACEUTICALS, INC.

Proxy for Annual Meeting of Stockholders on December 18, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nicholas J. Virca and Garrison J. Hasara, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Hedgepath Pharmaceuticals, Inc., to be held December 18, 2017 at the company’s corporate office, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

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